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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: April 1, 2004



                                    QLT Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada              000-17082                      N/A
------------------------       -----------------------       -------------------
    (Jurisdiction of           (Commission File Number)         (IRS Employer
      Incorporation)                                         Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)


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ITEM 5.     OTHER EVENTS

            On April 1, 2004, QLT Inc. announced that effective April 1, 2004, the Centers for Medicare and Medicaid Services will implement its decision to provide coverage for ocular photodynamic therapy with Visudyne(R) (verteporfin) to patients with age-related macular degeneration who have occult and minimally classic lesions that are four disc areas or less in size and show evidence of recent disease progression.

ITEM 7.     EXHIBITS

Exhibit
Number      Description
-------     -----------

99.1        Press release dated April 1, 2004






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.






                                                         QLT Inc.
                                                     ----------------
                                                          (Registrant)






Date        April 1, 2004                             /s/  Paul J. Hastings
      --------------------------                 -------------------------------
                                                                     (Signature)
                                                             President and Chief
                                                               Executive Officer